ZURICH MONEY FUNDS
                               Zurich Money Funds
                            Zurich Money Market Fund
                          Zurich Government Money Fund
                           Zurich Tax-Free Money Fund

                             ZURICH YIELDWISE FUNDS
                           Zurich YieldWise Money Fund

                 SUPPLEMENT TO CURRENTLY EFFECTIVE PROSPECTUS OF
                    EACH OF THE LISTED FUNDS (EACH A "FUND"):

                              --------------------

On September 7, 1998, Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. (the "Adviser"), entered into an agreement with B.A.T Industries p.l.c. ("B.A.T"), pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Trustees of each Fund and the shareholders of each Fund have approved a new investment management agreement with the Adviser, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

At special meetings of shareholders of each Fund held on December 17, 1998 (the "Special Meetings"), the shareholders confirmed that as a matter of fundamental policy, each Fund is classified as a diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"), but the shareholders voted to eliminate any additional fundamental diversification policies.

At each Fund's Special Meeting, the shareholders approved the reclassification of each Fund's investment objective(s) and policies as non-fundamental, with the exception of those policies required to be fundamental by the 1940 Act. An objective or policy which is non-fundamental may be changed or eliminated by the Board of Trustees without a vote of the shareholders.

January 29, 1999